                                                                       EXHIBIT 7

                                                                     [Execution]


                       AMENDMENT TO SHAREHOLDER AGREEMENT


                  This AMENDMENT TO SHAREHOLDER AGREEMENT ("Amendment") is dated as of February 7, 2001 by and among WEDGE GROUP INCORPORATED, a Delaware corporation ("WGI"), CHICAGO BRIDGE & IRON COMPANY N.V., a company organized under the laws of the Netherlands ("CB&I"), and certain shareholders of CB&I.

                              W I T N E S S E T H:

                  WHEREAS, WGI, CB&I and certain shareholders of CB&I are parties to that certain Shareholder Agreement dated as of December 28, 2000 relating to the shares of common stock, par value NLG .01 per share, of CB&I ("CB&I Stock") owned by WGI and its Affiliates (the "Shareholder Agreement");

                  WHEREAS, WGI and its Affiliates currently beneficially own 3,675,072 shares of CB&I Stock;

                  WHEREAS, in order to facilitate the acquisition by CB&I of certain assets of the engineering and construction and water divisions of Pitt-Des Moines, Inc. ("PDM") pursuant to an Asset Purchase Agreement of even date herewith between CB&I and PDM (the "Asset Purchase Agreement"), a transaction which the Supervisory Board has determined to be in the best interests of, and of significant potential benefit to, CB&I, its shareholders and other constituencies, Farinvest, Ltd. (an Affiliate of WGI) is willing to assist in the financing for such acquisition by purchasing additional shares of CB&I Stock pursuant to that certain Stock Purchase Agreement of even date herewith (the "Purchase Agreement");

                  WHEREAS, in connection with the Asset Purchase Agreement, CB&I, PDM and certain shareholders of CB&I are simultaneously entering into that certain Shareholder Agreement of even date herewith (the "PDM Shareholder Agreement") pursuant to which PDM may require CB&I to acquire any or all of the Put Shares (as such term is defined in the PDM Shareholder Agreement) under certain conditions (the "Put");

                  WHEREAS, in order to assist CB&I in funding the Put, in the event that the Put is exercised in whole or in part by PDM and certain conditions are met (including the condition that CB&I does not deliver the purchase price for the Put Shares to PDM), PDM, CB&I and Farinvest, Ltd. are entering into that certain Standby Funding Agreement of even date herewith (the "Funding Agreement") and that certain Agreement and Deed of Pledge of even date herewith (the "Pledge Agreement"); and

                  WHEREAS, in order to induce and allow Farinvest, Ltd. to enter into (i) the Purchase Agreement to provide such financing to CB&I for the purpose of consummating the PDM acquisition, and (ii) the Funding Agreement and the Pledge Agreement to provide such funding to CB&I in the event that the Put is exercised in whole or in part by PDM and certain conditions are met (including the condition that CB&I does not deliver the purchase price for the Put Shares to PDM), the parties are entering into this Amendment;

                  NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

I.       Defined Terms

                  Each capitalized term used herein but not otherwise defined herein shall have the meaning ascribed to such term in the Shareholder Agreement.

                  The following defined terms are added to Section 1.01 of the Shareholder Agreement:

                           "'General Shareholders' means the shareholders of
                  CB&I other than WGI and First Reserve and their respective Affiliates and Associates.

                           'Opposed Transaction' means any (i) Business
                  Combination, (ii) Recapitalization or (iii) other transaction that involves the issuance of CB&I Stock that, in the case of a transaction referred to in (i), (ii) or (iii), all of the WGI Designees then serving on the Supervisory Board have voted against at the Supervisory Board level.

                           'PDM Shares' means (i) the 837,692 registered shares
                  of CB&I Stock issued to Farinvest, Ltd. on February 7, 2001 pursuant to that certain Stock Purchase Agreement of such date between CB&I and WGI, and (ii) the Put Shares as defined in that certain Standby Funding Agreement dated February 7, 2000 among Pitt-Des Moines, Inc., CB&I and Farinvest, Ltd."

II.      Amendment of Shareholder Agreement

                  2.1 Section 2.01(a) of the Shareholder Agreement is hereby amended in its entirety to read as follows:

                  "(a) acquire, offer to acquire, announce an intention to acquire, solicit an offer to sell or agree to acquire by purchase or otherwise, any Securities, except (i) as a result of a stock split, stock dividend or Recapitalization approved by the Supervisory Board, (ii) in connection with a Business Combination approved by the Supervisory Board, (iii) as funding for the acquisition by CB&I of certain assets of Pitt-Des Moines, Inc. ("PDM") relating to PDM's engineering and construction and water divisions, if, as a result of the transactions contemplated thereby, the total number of shares of Voting Securities beneficially owned (including as a member of a group, regardless of whether such beneficial ownership is disclaimed) by WGI and its Affiliates and Associates does not, after giving effect to such transactions, exceed 19.9% of the total number of shares of Voting Securities then outstanding (including the shares issued or to be issued in such transactions), (iv) pursuant to or in connection with the Standby Funding Agreement or the Pledge Agreement entered into in connection with the transactions contemplated by the PDM acquisition, or (v) if, as a result of such acquisition of Voting Securities, WGI and its Affiliates and Associates would beneficially own (including as a member of a group, regardless of whether such beneficial ownership is disclaimed) in the aggregate no more than 10.1% of the total number of Voting Securities outstanding;"

                  2.2 The first sentence of Section 2.02(a) of the Shareholder Agreement is hereby amended to add the following proviso at the end of such sentence (following the second parenthetical and before the period):

                  "; provided, however, that in the case of an Opposed Transaction, WGI and its Affiliates shall be permitted to vote their PDM Shares in the same proportion as the votes of the General Shareholders who vote upon the Opposed Transaction."

                  2.3 The first sentence of Section 2.03 is hereby amended to add a proviso at the end of such sentence (following the phrase "not contemplated by this Agreement" and before the period):

                  "; and provided further, that in the case of an Opposed Transaction, WGI and its Affiliates shall be permitted to vote their PDM Shares in the same proportion as the votes of the General Shareholders who vote upon the Opposed Transaction."

                  2.4 A new Section 2.04 entitled "Representations of WGI" is hereby inserted after Section 2.03 at the end of Article II of the Shareholder Agreement to read as follows:

                           "Section 2.04 Representations of WGI. WGI has
                  previously provided to CB&I a true and complete copy of its
                  Schedule 13D dated January 8, 2001 filed with the Commission relating to WGI's beneficial ownership of CB&I Stock. Neither First Reserve, PDM, nor any Affiliate of any of such Persons known to WGI (all such Persons and their Affiliates are collectively hereinafter referred to as "Significant CB&I Shareholders"), is an Affiliate or Associate of WGI; neither WGI nor any of WGI's Affiliates or Associates has any arrangement, contract, understanding or relationship with any of such Significant CB&I Shareholders with respect to voting power or investment power (which terms shall have the meanings ascribed to such terms under

                  Rule 13d-3(a) under the Exchange Act) with respect to any Voting Securities, and WGI further specifically confirms that it will observe all restrictions set forth in Section 2.01, including subsections (g) and (i) thereof, to the extent such restrictions prohibit any such arrangement, contract, understanding or relationship by WGI or its Affiliates or Associates with First Reserve, PDM or any other Significant CB&I Shareholder. Neither WGI nor any of its Affiliates or Associates has in the past had any arrangement, contract, understanding or relationship with First Reserve or PDM (or any of their respective Affiliates known to WGI) with respect to voting power or investment power (which terms shall have the meanings ascribed to such terms under Rule 13d-3(a) under the Exchange Act) relating to the securities of CB&I."

III.     Consent to Transaction.

                  CB&I's Supervisory Board has, and CB&I hereby does, consent to the Purchase Agreement, the Funding Agreement, the Pledge Agreement and this Amendment and waives any restrictions in the Shareholder Agreement that might restrict either (i) the ability of WGI or any of its Affiliates to enter into or consummate the transactions contemplated by the Purchase Agreement, the Asset Purchase Agreement, the Funding Agreement or the Pledge Agreement, or to hold any shares of CB&I Stock pursuant to or in connection with the Purchase Agreement, the Funding Agreement or the Pledge Agreement, or (ii) the ability of WGI or any of its Affiliates to propose or enter into the Purchase Agreement, the Funding Agreement, the Pledge Agreement or this Amendment.

IV.      Effectiveness

                  Except as specifically provided herein, the Shareholder Agreement shall otherwise remain unaltered and in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


                            [signature page follows]

         IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above.



                                 WEDGE GROUP INCORPORATED


                                 By:      /s/ James M. Tidwell
                                    --------------------------------------------

                                 Title:  Vice President
                                       -----------------------------------------




                                 CHICAGO BRIDGE & IRON COMPANY N.V.

                                 BY:    CHICAGO BRIDGE & IRON COMPANY
                                        B.V., ITS MANAGING DIRECTOR


                                 By:        /s/ Gerald M. Glenn
                                    --------------------------------------------

                                 Title:     Managing Director
                                       -----------------------------------------




                                 GERALD M. GLENN


                                 /s/ Gerald M. Glenn
                                 -----------------------------------------------
                                                  CB&I Shareholder




                                 TIMOTHY J. WIGGINS


                                 /s/ T. J. Wiggins
                                 -----------------------------------------------
                                                  CB&I Shareholder